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                                                                  EXHIBIT 10.20


                    [UNION BANK OF CALIFORNIA LETTERHEAD]




November 5, 1998


Ms. Susanna Bennett
Vice President Finance and Corporate Secretary
Printrak International, Inc.
1250 North Tustin Avenue
Anaheim, CA     92807


Re: First Amendment ("Amendment") to the Amended and Restated Agreement dated July 31, 1998 (this Amendment, and the Amended and Restated Loan Agreement together called the "Agreement")

Dear Susanna:

     In reference to the Agreement between Union Bank of California, N.A. ("Bank") and Printrak International Inc. ("Borrower"), the Bank and Borrower desire to amend the Agreement. Capitalized terms used herein which are not otherwise defined shall have the meaning given them in the Agreement.

     AMENDMENTS TO THE AGREEMENT:

     (a) Section 1.1.1, line 5 of the Agreement is hereby amended by substituting the date "January 4, 2000" for the date "August 2, 1999."

     (b) Section 1.1.1.1, line 10 of the Agreement is hereby amended by substitution the date "January 4, 2000" for the date "August 2, 1999."

     Except as specifically amended hereby, the Agreement shall remain in full force and effect and is hereby ratified and confirmed. This Amendment shall not be a waiver of any existing or future default or breach of a condition or covenant unless specified herein.

     This Amendment shall become effective when the Bank shall have received the acknowledgment copy of this Amendment executed by the Borrower and the following executed documents plus an amendment fee of Seven Thousand Five Hundred Dollars ($7,500.00), all of which must be received before November 6, 1998.

Very truly yours,
UNION BANK OF CALIFORNIA, N.A.

By:    /s/ Stephen Dunne
       ---------------------------
Title: Vice President/SCE
       ---------------------------


By:    /s/ Burt Yano
       ---------------------------
Title: Senior Vice President
       ---------------------------

Agreed and Accepted to this 5th day of
November, 1998.


PRINTRAK INTERNATIONAL, INC.

By:    /s/ Susanna Bennett
       ---------------------------
Title: Vice President Finance
       and Corporate Secretary
       ---------------------------